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                                                                    EXHIBIT 10.2

                               TABLE OF CONTENTS


                            CHICAGO BRIDGE & IRON
                     EMPLOYEE STOCK PURCHASE PLAN (1997)
                          (Effective April 1, 1997)


ARTICLE I:  DEFINITIONS......................................................1
      1.01 COMPANY:..........................................................1
      1.02 COMPENSATION:.....................................................1
      1.03 CONTRIBUTION PERIOD:..............................................1
      1.04 INCLUDED EMPLOYEE:................................................1
      1.05 MARKET VALUE:.....................................................2
      1.06 PARENT:...........................................................2
      1.07 PLAN:.............................................................2
      1.08 PLAN ADMINISTRATOR:...............................................2
      1.09 PARTICIPANT:......................................................2
      1.10 PARTICIPATING AFFILIATE:..........................................2
      1.11 PURCHASE DATE:....................................................2


ARTICLE II:  EFFECTIVE DATE..................................................2


ARTICLE III:  PARTICIPATION..................................................2
      3.01 PARTICIPATION:....................................................2
      3.02 ELECTION TO CONTRIBUTE:...........................................2
      3.03 ELECTION OF TYPE OF INVESTMENT:...................................2
      3.04 INTEREST ON CONTRIBUTIONS:........................................3


ARTICLE IV:  EMPLOYEE STOCK PURCHASE ACCOUNT.................................3
      4.01 GRANT OF OPTIONS:.................................................3
      4.02 PURCHASE PRICE:...................................................3
      4.03 WITHDRAWAL OF EMPLOYEE STOCK PURCHASE ACCOUNT BALANCE:............3
      4.04 STOCK AVAILABLE FOR OPTIONS:......................................3


ARTICLE V:  LIMITATIONS ON STOCK PURCHASE....................................3
      5.01 INELIGIBLE EMPLOYEES:.............................................3
      5.02 NONTRANSFERABILITY OF OPTION:.....................................4
      5.03 RECAPITALIZATION ADJUSTMENT:......................................4
      5.04 NOTICES OF DISPOSITIONS OF STOCK:.................................4


ARTICLE VIII:  AMENDMENT OF THE PLAN.........................................4


ARTICLE IX:  EXPIRATION OR TERMINATION OF THE PLAN...........................5
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                            CHICAGO BRIDGE & IRON
                     EMPLOYEE STOCK PURCHASE PLAN (1997)

                           (Effective April 1, 1997)

      Chicago Bridge & Iron Company, in order to give its employees and those of Participating Affiliates an opportunity to participate in the growth of the Company by investment and reinvestment in the common stock of Chicago Bridge & Iron Company N.V., has established the Chicago Bridge & Iron Employee Stock Purchase Plan (1997).

                            ARTICLE I:  DEFINITIONS

      Unless the context clearly indicates otherwise, the following terms when used in this Plan shall have the following meanings:

1.01 COMPANY: Chicago Bridge & Iron Company, a Delaware corporation, and its respective corporate successors, if any.

1.02 COMPENSATION: The total of all wages and salaries, overtime, shift and other premiums and bonuses and other incentive payments paid by the Company or any Participating Affiliate to an employee or former employee with respect to a given period of employment during which the employee is a Participant, but excluding the following:

      (a) All employer contributions and payments under any deferred compensation plan or contract, whether tax qualified or non-qualified, excepting all elective employee salary deferrals
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            which are treated as employer contributions under any such plan or contract;

      (b) All payments made by the Company, Parent or any Participating Affiliate for services performed outside the United States which are of a character not customarily made by the Company for services performed within the United States;

      (c) All payments identified when made as an allowance for reimbursement of actual or estimated expenses incurred or to be incurred by the recipient of such payments; and

      (d) Any income realized from the grant, receipt, modification, relinquishment, exchange, assignments, transfer, sale or other disposition of securities of the Company, Parent or any other Participating Affiliate, or rights or options with respect thereto.

1.03 CONTRIBUTION PERIOD: Either of two periods of each calendar year during which payroll deductions are made under the Plan. The first such Contribution Period shall begin with the start of the pay period which includes January 1 and the second such Contribution Period shall begin with the start of the pay period which includes July 1.

1.04 INCLUDED EMPLOYEE: Any person who is either: a) an employee of the Company, Parent or of a Participating Affiliate employed within the United States, or b) an employee of the Company or a Participating Affiliate employed outside of the United States who is paid from a payroll constituting U.S. source income.

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1.05 MARKET VALUE: The closing price reported for a date for shares of the common stock of the Parent traded on the New York Stock Exchange or if such price is not so reported for that date, the value of a share of such common stock on that date as determined in such reasonable manner as the Board of Directors of the Company determines and describes in a written notice sent to all holders of options granted hereunder and affected by that determination.

1.06 PARENT: Chicago Bridge & Iron Company N.V., a Netherlands corporation, or its corporate successor, if any, constituting the parent corporation of the Company.

1.07 PLAN: The Chicago Bridge & Iron Employee Stock Purchase Plan (1997), as from time to time amended.

1.08 PLAN ADMINISTRATOR: The person or committee from time to time designated by the Board of Directors of the Company for the purposes of administering and conclusively construing the Plan.

1.09 PARTICIPANT: An Included Employee for whom there is an account established pursuant to this Plan.

1.10 PARTICIPATING AFFILIATE: Such present or future affiliates and parents of the Company which the Board of Directors of the Company may designate from time to time to participate in this Plan.

1.11 PURCHASE DATE: January 15 and July 15 of each Plan Year or, if either of such dates is not a regular business day, the next following business day.

                           ARTICLE II: EFFECTIVE DATE

      The effective date of this Plan is April 1, 1997.

                           ARTICLE III: PARTICIPATION

3.01 PARTICIPATION: An Included Employee may elect to start payroll deductions pursuant to Section 3.02.

3.02 ELECTION TO CONTRIBUTE: An election must be in writing and must be made by December 15 to have effect for the first Contribution Period and by June 15 to have effect for the second Contribution Period, and thereafter that election cannot be changed or terminated during that Contribution Period. Each such election shall authorize the Company or Participating Affiliate to withhold an integral percentage from one percent (1%) to up to eight percent (8%) of each payment of Compensation. An election once made shall be continuously applied to that Contribution Period and all subsequent Contribution Periods (except as otherwise provided in Sections 4.03) until the Participant notifies the Plan Administrator, in writing, of the Participant's desire to change or terminate the election. Such notice of change or termination shall be given by December 15 to have effect as of the beginning of the first Contribution Period and by June 15 to have effect as of the beginning of the second Contribution Period.

3.03 ELECTION OF INVESTMENT: Each Participant electing to make contributions to the Plan as provided in Section 3.02 shall at the time of each such election also be deemed to elect to purchase common stock of the Parent under the terms of Articles IV and V.

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3.04 INTEREST ON CONTRIBUTIONS: The contributions made by a Participant pursuant to Section 3.02 will draw interest, until disbursed, at the regular savings account (non-time-deposit) rate at an insured financial institution selected by the Board of Directors of the Company to be credited to the Participant's account according to the rules and regulations of the selected institution.

                  ARTICLE IV: EMPLOYEE STOCK PURCHASE ACCOUNT

4.01 GRANT OF OPTIONS: A Participant who is an Included Employee and who has made an election pursuant to Section 3.02 shall be granted on each January 1 and July 1 on which an election pursuant to Section 3.03 is effective, an option to purchase shares of common stock of the Parent on the Purchase Date next following the applicable Contribution Period. The option so granted shall be automatically exercised provided the Participant has not terminated employment more than three months prior to the applicable Purchase Date and provided a withdrawal pursuant to Section 4.03 has not occurred. Any unused portion of the balance in the Participant's Employee Stock Purchase Account, representing a fractional share, shall be maintained in the account, unless otherwise withdrawn, for purchase of stock at the next Purchase Date subject to the limitations of this Plan. Any unused portion, representing an excess over the amount needed to purchase on the applicable Purchase Date the maximum number of shares allowable under the limitations of Sections 4.02 and 5.01, shall be refunded to such Participant. When employment of the Participant is terminated, the balance in the Participant's Employee Stock Purchase Account not otherwise used to purchase stock shall be refunded to such Participant.

4.02 PURCHASE PRICE: The price of the stock purchased under the option granted pursuant to Section 4.01 shall be 85% of the Market Value of such stock on the Purchase Date. The number of shares to which the option applies shall be equal to the amount in the Employee Stock Purchase Account at the end of the month preceding the Purchase Date divided by 85% of the Market Value of the stock on the Purchase Date. The maximum number of shares a Participant may purchase on each Purchase Date shall be the number purchasable under the limitations of
Section 5.01. No fractional shares may be purchased pursuant to this Plan.

4.03 WITHDRAWAL OF EMPLOYEE STOCK PURCHASE ACCOUNT BALANCE: Any Participant may withdraw all of such Employee Stock Purchase Account balance at any time to and including May 1 of the first Contribution Period of the Plan Year or November 1 of the second Contribution Period of the Plan Year. Upon withdrawal, elections pursuant to Sections 3.02 and 3.03 automatically terminate until reinstated pursuant to said Sections.


4.04 STOCK AVAILABLE FOR OPTIONS: All shares of common stock of the Parent from time to time held in the treasury of the Company or Parent, and authorized but presently unissued shares of common stock of the Parent as approved by the Parent, but in any event limited to 250,000 shares, shall be available for option and sale pursuant to this Plan. Shares allotted for option and sale pursuant to this Plan for which the right to purchase has expired shall be deemed available for reallotment for option and sale in ensuing Contribution Periods and on subsequent Purchase Dates, as if such shares had never been so allotted.

                    ARTICLE V: LIMITATIONS ON STOCK PURCHASE

5.01 INELIGIBLE EMPLOYEES: No employee shall be granted an option to purchase stock pursuant to this Plan if immediately after that grant the employee owns, or has an option on, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of

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the Parent, the Company or any affiliate thereof, and for purposes of this sentence, the rules of Section 425(d) of the Internal Revenue Code, as from time to time amended, shall apply in determining the stock ownership of an employee. Any stock which an employee may purchase under any outstanding right or option shall be treated as stock owned by such employee for the purpose of this section. No employee shall have or be granted under this Plan any option that will permit the employee's rights or options to purchase stock under all employee stock purchase plans of the Company, its affiliates, and any parent corporation of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Market Value of such stock, determined as of the time such right or option is granted for each calendar year during which such right or option is outstanding.

5.02 NONTRANSFERABILITY OF OPTION: No option to purchase stock pursuant to this Plan shall be transferable by the grantee thereof during the grantee's lifetime, but such an option may be transferred by will or by laws of descent and distribution, which shall include the valid designation of a beneficiary pursuant to uniform procedures prescribed by the Company. Each such option shall be exercisable during the lifetime of the grantee only by the grantee. Certificates for shares of stock purchased pursuant to an option granted under this Plan may, however, be issued in the names of the grantee and any other adult person or persons jointly, with right of survivorship, provided each such person is a member of the grantee's immediate family and provided further that the grantee so requests in writing at or before the time of his purchase of such shares and at the same time informs the Company of the name and address of his co-owner. A grantee's "immediate family" for the purposes of this Section 5.02 shall include only the grantee's spouse, son, daughter, grandson, granddaughter, niece, nephew, father, mother, brother or sister. Certificates for shares purchased after a transfer of an option as provided above in this Section 5.02 may be issued in the name or names of the person or persons so succeeding to the option.

5.03 RECAPITALIZATION ADJUSTMENT: If at any time during the life of this Plan the outstanding common stock of the Parent is augmented by a dividend in such common stock or divided into a greater or consolidated into a lesser number of shares of such common stock, then (A) the number of unissued shares of such common stock which may thereafter be allotted shall be correspondingly increased or decreased, (B) the number of shares of common stock to which any then outstanding options under the Plan relates shall be correspondingly increased or decreased to the extent that shares are available for allotment within the limit provided in Section 4.04, and (C) the purchase price for each share in respect of which any such option is outstanding at the time of such increase or decrease in the number of outstanding shares of common stock of the Parent shall be adjusted in inverse proportion to such increase or decrease in the number of outstanding shares.

5.04 NOTICES OF DISPOSITIONS OF STOCK: Each Participant, or other person, who purchases any stock pursuant to this Plan must promptly notify the Plan Administrator, in writing, if such Participant, or other person, disposes of all or any of that stock within two years after the date on which the Participant was granted the option pursuant to which that purchase was made.

                       ARTICLE VI: AMENDMENT OF THE PLAN

      The Company reserves the right to amend this Plan in any manner, at any time or from time to time, by resolution of its Board of Directors, but except for the purpose of making the Plan meet the requirements of the Internal Revenue Code, as from time to time amended, with respect to employee stock purchase plans, no such amendment shall increase the number of shares of common stock that may be allotted for sale under the Plan or make the definition of the term "Eligible Employee" more restrictive or reduce the purchase price

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per share for which Section 4.02 provides or alter or impair any right granted under the Plan without the previous written consent of the holder of that right.

               ARTICLE VII: EXPIRATION OR TERMINATION OF THE PLAN

      The Plan shall expire on June 30, 2002, unless sooner terminated as provided in this Article. The Company reserves the right to terminate this Plan at any time by resolution of its Board of Directors, and the Plan shall automatically terminate upon the happening of the first to happen of the following events.:

      (a)   whenever no shares remain to be allotted under the Plan, or

      (b) whenever any merger of the Company or Parent into another corporation or any consolidation of the Company or Parent with another corporation, or any transfer of substantially all of the assets of the Company or Parent, or any liquidation of the Company or Parent, becomes effective or takes place unless the corporate successor of the Company or Parent in any such transaction assumes the obligations of the Company under the Plan.

      No options shall be granted after the Plan is terminated nor may any stock be purchased pursuant to the Plan subsequent to the termination.

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